Reporting Entity (Details)	12 Months Ended
Dec. 31, 2018
Reporting Entity [abstract]
Name of reporting entity or other means of identification	Fortuna Silver Mines Inc.
Domicile of entity	British Columbia, Canada
Address of entity's registered office	Suite 650, 200 Burrard Street, Vancouver, Canada, V6C 3L6
Description of nature of entity's operations and principal activities	The Company is engaged in precious and base metal mining and related activities in Latin America, including exploration, extraction, and processing. The Company operates the Caylloma silver, lead, and zinc mine ("Caylloma") in southern Peru and the San Jose silver and gold mine ("San Jose") in southern Mexico, and is developing the Lindero Gold Project in northern Argentina.Its common shares are listed on the New York Stock Exchange under the trading symbol FSM, and on the Toronto Stock Exchange under the trading symbol FVI.